Exhibit 1(a)

                              The Montana Power Company

                                     $150,000,000

                             Medium-Term Notes, Series B


                                Distribution Agreement
                                ----------------------


                                                  ______________, 1996



     [Agents]


     Ladies and Gentlemen:

               The Montana Power Company, a Montana corporation (the "Company"), proposes to issue and sell from time to time its Medium-Term Notes, Series B (the "Securities") in an aggregate amount up to $150,000,000. The Securities are to be issued from time to time under the Company's Indenture, dated as of December 1, 1989, to Citibank, N.A., as Trustee (the "Trustee") (the "Indenture"). The Securities shall have the maturities, interest rates, if any, redemption provisions and other terms set forth in the Prospectus referred to in Section 1(b), as it may be amended or supplemented from time to time. The Securities will be issued, and the terms thereof established, from time to time, by the Company in accordance with the Indenture and, to the extent consistent therewith, the procedures referred to below.

               The Company represents, warrants, covenants and agrees with each of you (individually, an "Agent", and collectively, the "Agents") and each Agent, severally and not jointly, covenants and agrees with the Company as follows:

               1.   Representations and Warranties of the Company.  The Company
                    ---------------------------------------------
     represents and warrants to each Agent that:

               (a) The Company and each of its principal subsidiaries (currently, Entech, Inc., Western Energy Company, Northwestern Resources Company, North American Resources Company and Continental Energy Services, Inc.) (the "Subsidiaries") have been duly incorporated and are validly existing as corporations in good standing under the laws of the respective jurisdictions of their incorporation with full corporate power and authority to own and operate their properties and to conduct the businesses in which they are now engaged, as described in the Prospectus; the Company and its Subsidiaries are duly qualified to do business as foreign corporations and are in good standing in all other jurisdictions in the United States and in Canada in which such qualification is required; and all of the outstanding shares of capital stock of each Subsidiary are owned beneficially by the Company, subject to no mortgage, pledge, lien, charge or other encumbrance.

               (b)  A registration statement on Form S-3 (Registration No. 333-
                ) with respect to the Securities, including a prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, has been filed with the Commission under the Act and has become effective, the Indenture has been qualified under the Trust Indenture Act, and, to the knowledge of the Company, no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. Copies of said registration statement have heretofore been delivered to each Agent. Such registration statement, including all exhibits thereto, but excluding Form T-1, as amended at the time it became effective, is hereinafter called the "Registration Statement" (any preliminary prospectus included in such registration statement being hereinafter called the "Preliminary Prospectus"); the prospectus (including each prospectus supplement) relating to the Securities, in the form in which it most recently has been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and incorporated therein by reference (the "Incorporated Documents") as of the date of such Registration Statement, Preliminary Prospectus or Prospectus; any reference to any amendment or supplement to any Preliminary Prospectus or Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "Pricing Supplement"), shall be deemed to refer to and include the Incorporated Documents as of the date of such amendment or supplement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as then amended or supplemented (including the applicable Pricing Supplement) in relation to a particular issue of Securities, in the form filed with the Commission pursuant to Rule 424(b) under the Act, including any Incorporated Documents as of the date of such amendment or supplement.

               (c) The Incorporated Documents, when filed with the Commission or, if later, when they became effective, conformed in all material respects with the requirements of the Exchange Act, and the applicable rules and regulations of the Commission thereunder; none of such Incorporated Documents when so filed or when they became effective, as the case may be, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; any future Incorporated Documents, or any amendment or supplement thereto, when filed with the Commission or, if later, when effective, will conform in all material respects with the applicable requirements of the Exchange Act, and the rules and regulations of the Commission thereunder and when such Incorporated Documents are filed or become effective, as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or
          --------  -------
          warranties as to information contained in or omitted from the Prospectus as amended or supplemented in reliance upon and in conformity with information furnished in writing to the Company by any Agent specifically for use in the preparation thereof.

               (d) The Registration Statement when it became effective conformed, and the Prospectus on the date hereof conforms, and any amendment or supplement thereto will conform, in all material respects, with the provisions of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder; and the Registration Statement when it became effective and at the time of each amendment thereof, if any, did not and, on the date hereof, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, the Prospectus does not, and any amendment or supplement to the Prospectus, as of its date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes
                                     --------  -------
          no representations or warranties as to information contained in or omitted from any such document in reliance upon and in conformity with information furnished in writing to the Company by any Agent specifically for use in the preparation thereof.

               (e) Subsequent to the respective dates as of which information is given in the Registration Statement, except as contemplated in the Prospectus as amended or supplemented, (i) neither the Company nor any of its Subsidiaries has incurred any material liabilities or obliga-tions, direct or contingent, or entered into any material transactions not in the ordinary course of business, (ii) there has not been any material change in the capital stock or long-term debt of the Company or any of its Subsidiaries, or any material adverse change in the condition (financial or other) of the Company and its Subsidiaries,
          (iii) no material loss or damage (whether or not insured) to the property of the Company or any of its Subsidiaries has been sustained, and (iv) no material legal or governmental proceeding, domestic or foreign, affecting the Company or any of its Subsidiaries or the transactions contemplated by this Agreement, has been instituted or, to the knowledge of the Company, threatened. For purposes of determining materiality under this subparagraph (e), the Company and its Subsidiaries shall be considered as one enterprise.

               (f) Price Waterhouse LLP, which have certified the financial statements filed with the Commission as a part of the Registration Statement, are independent public accountants as required by the Act.

               (g) The Company has filed with the Public Service Commission of Montana an application (the "Application") seeking, among other things, an appropriate order or orders authorizing the issuance from time to time of the Securities; no other authorization, approval, consent, registration or qualification or other order of any state or Federal governmental authority or agency is required for the valid authorization, issuance or sale of the Securities, except such as have been obtained under the Act and the Trust Indenture Act or as may be required under state securities laws in connection with the solicitation by such Agent of offers to purchase Securities from the Company and with purchases of Securities by such Agent as principal, as the case may be, in each case in the manner contemplated hereby.

               (h) The Securities have been duly and validly authorized and, when duly and validly executed, authenticated and delivered as provided in the Indenture and delivered pursuant to this Agreement and any Terms Agreement (as hereinafter defined), will constitute legal, binding and valid obligations of the Company entitled to the benefits provided by the Indenture, and will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such issuance. The Indenture has been duly authorized and executed by the Company and is a valid and legally binding instrument enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, reorganization or other similar laws affecting creditors' rights generally.

               (i) The issuance and sale of the Securities and the performance of this Agreement and any Terms Agreement and the consummation of the transactions contemplated herein and therein and compliance by the Company with all of the terms and provisions of the Indenture will not result in a breach of any of the terms or provisions of, or constitute a default under, the Company's charter or by-laws, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party, or by which it or any of its property is bound, or any order, rule or regulation applicable to the Company or any of its Subsidiaries of any court or of any Federal or state regulatory body or administrative agency or other governmental body having jurisdiction over the Company or its property.

               (j) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or to which any property of the Company or any of its Subsidiaries is subject, which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its Subsidiaries as a whole, and, to the best of the Company's knowledge, no such proceedings are threatened.

               2.   Obligations of the Agents and the Company.
                    -----------------------------------------

               (a) Subject to the terms and conditions hereof and to the reservation by the Company of the right to sell Securities directly on its own behalf, the Company hereby appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company.

               (b) On the basis of the representations and warranties herein, and subject to the terms and conditions hereof, each of the Agents, as agent of the Company, severally and not jointly, agrees to use its reasonable efforts to solicit and receive offers to purchase particular issues of the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented with respect thereto. The Company shall not, without the consent of each Agent, which consent shall not unreasonably be withheld, solicit or accept offers to purchase, or sell, any debt securities (other than the Company's Secured Medium-Term Notes) with a maturity, at the time of original issuance, of from nine months to 40 years, except (i) pursuant to this Agreement, (ii) pursuant to a private placement not constituting a public offering under the Act, or (iii) in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering. However, the Company, subject to Section 5(f) hereof, reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf, and, in the case of any such sale not resulting from a solicitation made by an Agent, no commission will be payable with respect to such sale.

               (c) Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment therefor, unless an Agent and the Company shall otherwise agree, shall be as set forth in the Administrative Procedure attached hereto as Annex I as it may be amended from time to time by written Agreement between the Agents and the Company (the Administrative Procedure"). The provisions of the Administrative Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each Agent and the Company shall perform the respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedure. The Company will furnish to the Trustee a copy of the Administrative Procedure as from time to time in effect.

               (d) The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities.
          As soon as practicable, but in any event not later than one business day in New York City, after receipt of notice from the Company, the Agents will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed.

               (e) The Company agrees to pay each Agent a commission, at the time of settlement (each a "Settlement Date") of any sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following applicable percentage of the principal amount of such Security sold:


                                                  Commission
                                                (percentage of
                                                   aggregate
                                               principal amount
    Range of Maturities                       of Securities sold)
   --------------------                       -------------------

     From 9 months to less than 1 year               .125%
     From 1 year to less than 18 months              .150%
     From 18 months to less than 2 years             .200%
     From 2 years to less than 3 years               .250%
     From 3 years to less than 4 years               .350%
     From 4 years to less than 5 years               .450%
     From 5 years to less than 6 years               .500%
     From 6 years to less than 7 years               .550%
     From 7 years to less than 10 years              .600%
     From 10 years to less than 15 years             .625%
     From 15 years to less than 20 years             .675%
     From 20 years to 30 years                       .750%
     Over 30 years                               as negotiated

               3.   Sales to Agents as Principal.  Each sale of Securities to an
                    ----------------------------
     Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a separate agreement (each a "Terms Agreement") which will provide for the sale of such Securities to, and the purchase thereof by, such Agent, as principal. Each Terms Agreement will take the form of either (i) a written agreement between such Agent and the Company, which may be substantially in the form of Annex II hereto, or (ii) an oral agreement between such Agent and the Company confirmed in writing by such Agent to the Company. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent. Each Terms Agreement shall specify the principal amount of Securities to be purchased by an Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to the rights of, and defaults by, any underwriters acting together with such Agent in the reoffering of the Securities, the time and date of delivery of and payment for such Securities (each, a "Time of Delivery") and place of delivery of such Securities, and any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to Section 5 hereof. The commitment of an Agent to purchase Securities as principal, whether pursuant to a Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and, to the extent not otherwise agreed upon in a Terms Agreement or otherwise, shall be subject to the terms and conditions herein set forth; provided, however, that the commitment of an Agent to purchase Securities as principal pursuant to a separate underwriting agreement shall be entirely governed by the terms and conditions of that underwriting agreement and shall not be governed by any of the provisions of this Agreement. Unless otherwise specified in a Terms Agreement, if an Agent is purchasing Securities as principal, such Agent may resell such Securities to other dealers. Any such sales may be at a discount, which shall not exceed the amount set forth in the Prospectus Supplement relating to such Securities.

               4.   Commencement.  At 11:00 a.m., New York City time, on the
                    ------------
     date of this Agreement or at such later date and time as may be agreed upon between the Agents and the Company not later than the day prior to the earlier of the day on which the solicitation of offers to purchase Securities is to commence or on which any Terms Agreement shall be executed (such time and date being referred to herein as the "Commencement Date"), the Agents shall be furnished at the offices of Reid & Priest LLP, 40 West 57th Street, New York, New York:

               (a) An opinion of Milbank, Tweed, Hadley & McCloy, counsel to the Agents, dated the Commencement Date, with respect to such matters as the Agents may reasonably request, which opinion may rely, as to all matters governed by Montana law, upon the opinion of Michael E. Zimmerman, Esq., referred to in Section 4(b) hereof;

               (b) An opinion of Michael E. Zimmerman, Esq., General Counsel for the Company, dated the Commencement Date, in form and substance reasonably satisfactory to the Agents, to the effect set forth in Annex III, which opinion may rely as to all matters governed by New York law upon the opinion of Reid & Priest LLP referred to in Section 4(c) hereof;

               (c) An opinion of Reid & Priest LLP, dated the Commencement Date, in form and substance reasonably satisfactory to the Agents, to the effect set forth in Annex IV, which opinion may rely, as to all matters governed by Montana law, upon the opinion of Michael E. Zimmerman, Esq., referred to in Section 4(b) hereof;

               (d) A letter from the Company's independent accountants, dated the Commencement Date, in form and substance reasonably satisfactory to the Agents, to the effect set forth in Annex V hereto; and

               (e) A certificate of the President or any Vice President of the Company, dated the Commencement Date, in form reasonably satisfactory to the Agents, as to the accuracy of the representations and warranties of the Company herein at and as of the Commencement Date, as to the performance by the Company in all material respects of all of its obligations hereunder to be performed at or prior to the Commencement Date, as to the matters set forth in Sections 1(e) and 7(a) hereof and as to such other matters as the Agents may reasonably request.

               (f) Such further information, certificates and documents as the Agents or counsel to the Agents may reasonably request.

               5.   Covenants of the Company.  The Company covenants and agrees
                    ------------------------
     with each Agent:

               (a) (i) To make no amendment or supplement to the Registration Statement or the Prospectus (A) prior to the Commencement Date which any Agent shall reasonably disapprove by notice to the Company promptly after reasonable notice thereof or (B) after the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal and prior to the related Time of Delivery which any Agent party to such Terms Agreement or such other agreement shall reasonably disapprove by notice to the Company promptly after reasonable notice thereof; (ii) to prepare, with respect to each particular issue of Securities to be sold through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form reasonably satisfactory to such Agent and to file such Pricing Supplement in accordance with Rule 424(b) under the Act; (iii) to make no amendment or supplement to the Registration Statement or Prospectus, other than a Pricing Supplement, without affording each Agent a reasonable opportunity for review thereof and comment thereon;
          (iv) to timely file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise such Agent, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement that relates to Securities not purchased through or by such Agent) has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; (v) to promptly make every reasonable effort to comply with all requests of the Commission for additional information; and (vi) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to make every reasonable effort to obtain its withdrawal;

               (b) From time to time to take such action as such Agent reasonably may request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as may be approved by the Company and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not
          --------  -------
          be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction, or to comply with any other requirement reasonably deemed by the Company to be unduly burdensome;

               (c) To furnish such Agent with copies of the Registration Statement, each amendment thereto, the Prospectus and each amendment or supplement thereto, other than any Pricing Supplement (except as provided in the Administrative Procedure), in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act, and with copies of the documents incorporated by reference therein (other than exhibits incorporated by reference in the Registration Statement), each in such quantities as such Agent may reasonably request from time to time; and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities to or through an Agent pursuant to this Agreement and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is to be delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent and request such Agent, in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day in New York City later); and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus, to so advise such Agent promptly by telephone (confirmed in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus or to file any document incorporated by reference in the Prospectus that will correct such statement or omission or effect such compliance; provided that, (i)
                                                           -------- ----
          should such event relate solely to activities of any Agent, such Agent shall assume the expense of preparing and furnishing any such amendment or supplement; (ii) if, during such period, such Agent shall continue to own Securities purchased from the Company as principal or such Agent otherwise shall be required to deliver a prospectus in respect of transactions in the Securities, the Company shall promptly prepare and file with the Commission such an amendment or supplement; and (iii) if such Agent shall be required to deliver a prospectus in connection with sales of any Securities purchased by it as principal at any time nine months or more after the effective date of the Registration Statement and (A) there shall be, as a result of such purchase, no Securities remaining to be sold under the Registration Statement or (B) the Company, pursuant to Section 2(d) hereof, shall have instructed the Agents to suspend, during such nine month period, the solicitation of offers to purchase the Securities, such Agent shall assume the expense of preparing and furnishing any such amendment or supplement in connection with the sales of any Securities purchased by such Agent as principal. For the purposes of this
          Section 5(c), the Company shall be entitled to assume that a Prospectus shall no longer be required to be delivered under the Act from and after the date six months from the date of the purchase by an Agent as principal of the particular issuance of Securities to which it relates, unless it shall have received notice from such Agent to the contrary;

               (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after
          (i) the effective date of the Registration Statement, (ii) the effective date of each post-effective amendment to the Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Registration Statement, an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule
          158);

               (e) For the period ending five years from the date any Securities are sold by the Company pursuant to an offer solicited by such Agent under this Agreement, to furnish to such Agent copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to such Agent (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, (ii) copies of all registration statements filed under the Act (other than those in respect of customer, shareholder or employee plans), and (iii) such additional information concerning the business and financial condition of the Company as such Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

               (f) That, from the date of any Terms Agreement with such Agent or other agreement with such Agent to purchase Securities as principal and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by such Agent and (ii) the related Time of Delivery, the Company will not, without the prior written consent of such Agent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company in a public offering which both have a maturity of from nine months to 40 years and are substantially similar to the Securities;

               (g) That each acceptance by the Company of an offer to purchase Securities hereunder procured by such Agent, as agent, and each execution and delivery by the Company of a Terms Agreement or other agreement with such Agent shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement or other agreement, as the case may be, as though made as of such date, and an undertaking that such representations and warranties will be true and correct as of the Settlement Date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

               (h) That (i) each time the Company's Annual Report on Form 10-K shall be filed by it under the Exchange Act (unless waived by the Agents), (ii) at such other times as reasonably may be requested by the Agents, and (iii) each time the Company sells Securities to an Agent as principal pursuant to a Terms Agreement or other agreement with an Agent to purchase Securities as principal and such Terms Agreement or other agreement specifies the delivery of an opinion or opinions by Milbank, Tweed, Hadley & McCloy, counsel to the Agents, or such other counsel to the Agents reasonably satisfactory to the Company, as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, the Company shall furnish to such counsel such papers and information as they may reasonably request to enable them to furnish to such Agent a letter dated the date of such filing, request or Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in
          Section 4(a) hereof, to the same extent as though it was dated the date of such letter (except that the statements in such opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such letter), or in lieu of such a letter, an opinion of the same tenor as the opinion of such counsel referred to in Section 4(a) hereof, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

               (i) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), each time a document incorporated by reference in the Prospectus as amended or supplemented shall be filed under the Act or Exchange Act (unless waived by the Agents), and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement or other agreement with an Agent to purchase Securities as principal and such Terms Agreement or other agreement specifies the delivery of an opinion, letter or certificate under this Section 5(i) as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, the Company shall furnish or cause to be furnished to such Agent:

               (i) a letter from Michael E. Zimmerman, Esq., General Counsel for the Company, or his successor, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in Section 4(b) hereof to the same extent as though it were dated the date of such letter (except that the statements in such opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such letter in accordance with Rule 412 under the Act) or, in lieu of such a letter, an opinion of the same tenor as the opinion of such counsel referred to in Section 4(b) hereof, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

               (ii) a letter of Reid & Priest LLP, New York, New York, counsel for the Company, or other counsel for the Company reasonably satisfactory to such Agent, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in Section 4(c) hereof to the same extent as though it were dated the date of such letter (except that the statements in such opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such letter in accordance with Rule 412 under the Act) or, in lieu of such letter, an opinion of the same tenor as the opinion of such counsel referred to in Section 4(c) hereof, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

               (iii) a letter of Price Waterhouse LLP or other independent accountants for the Company reasonably satisfactory to the Agent, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, to the effect that such Agent may rely upon the letter of such accountants referred to in Section 4(d) hereof to the same extent as though it were dated the date of such subsequent letter (except the statements in such former letter shall be deemed to relate to the financial statements included or incorporated in the Registration Statement and Prospectus as amended and supplemented to the date of such latter letter), or, in lieu of such latter letter, a letter of the same tenor as the letter referred to in Section 4(d) hereof, but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter;

               (iv) a certificate executed by the President or any Vice President of the Company, dated the date of such supplement, amendment, incorporation or Time of Delivery relating to such sale, as the case may be, in such form as shall be reasonably satisfactory to such Agent, to the effect that the statements contained in the certificate referred to in Section 4(e) hereof are true and correct at such date as though made as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 4(e) hereof, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and

               (j) To offer to any person who has agreed to purchase Securities as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Securities if, at the Settlement Date for such Securities, any condition set forth in
          Section 6 hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 5(j), for the respective judgments of an Agent with respect thereto); and

               (k) To pay or cause to be paid the following: (i) the fees and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the fees and expenses of counsel for the Agents in connection with the establishment of the program contemplated hereby, any opinions to be rendered by such counsel hereunder and the transactions contemplated hereunder; (iii) the cost of preparing this Agreement, any Terms Agreement, and any other documents approved by the Company in connection with the offering, purchase, sale and delivery of the Securities; (iv) the fees and expenses of counsel for the Agents in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof and the preparation of any blue sky and legal investment memoranda; (v) any fees charged by securities rating services for rating the Securities; (vi) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing the Securities; (viii) the fees and expenses of the Trustees and any agent of any Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for the Trustees or any such agent in connection with the Indenture and the Securities; (ix) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; (x) the out-of-pocket expenses of each Agent in connection with such Agent's services hereunder in an amount not to exceed $7,500; and (xi) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in Sections 9 and 10 hereof, each Agent shall pay all other expenses it incurs, including any expenses that may be incurred by it or for its account pursuant to the proviso of
          Section 5(c) hereof.

                     6.  Conditions to Agents' Obligations.  The obligation of
                         ---------------------------------
          an Agent, as agent of the Company, at any time (each a "Solicitation Time") to solicit offers to purchase the Securities and the obligation of an Agent to purchase Securities as principal, pursuant to any Terms Agreement or otherwise, in each case, shall be subject, in such Agent's discretion, to the conditions that: (i) all of the representations and warranties of the Company herein (and, in the case of an obligation of an Agent under a Terms Agreement or other agreement with an Agent to purchase Securities as principal, in or incorporated in such agreement by reference) were true and correct (A) on the Commencement Date; (B) each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), (C) each time a document incorporated by reference in the Prospectus as amended or supplemented shall be filed by the Company under the Act or Exchange Act, and (D) on such Solicitation Time or Time of Delivery, as the case may be, (ii) prior to such Solicitation Time or Time of Delivery, as the case may be, the Company shall have performed all of its obligations hereunder theretofore to be performed, (iii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent, and (iv) there shall not have occurred: (A) any general suspension of trading in securities on the New York Stock Exchange or the establishment by the New York Stock Exchange or by the Commission or by any Federal or State agency or by the decision of any court, any limitation on prices for such trading or any restrictions on the distribution of securities, all to such a degree as, in such Agent's judgment, would restrict materially a free market for the Securities; (B) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (C) an outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event, in the judgment of such Agent, makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Securities or the purchase of Securities from the Company as principal on the terms and in the manner contemplated by this Agreement and, if applicable, any Terms Agreement or other such agreement; (D) a substantial loss, on the part of the Company or any Subsidiary, by fire, explosion, flood, accident or other calamity which renders it inadvisable to consummate the sale of the Securities (regardless of whether or not such loss shall have been insured); or
          (E) either (i) a downgrading shall have occurred in the rating accorded the Company's long-term debt by Moody's Investors Service, Inc. or Standard & Poor's Corporation or (ii) either of such organizations shall have publicly announced that it has under surveillance or review with a possibility of downgrading its rating of any of the Company's long-term debt.

               7.    Conditions to Company's Obligations.
                     -----------------------------------

               (a) The obligation of the Company to sell and deliver Securities pursuant to a Terms Agreement or otherwise, in each case, shall be subject to the conditions that, at the Time of Delivery, (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending before, or to the knowledge of the Company contemplated by, the Commission and (ii) the order of the Public Service Commission of the State of Montana with respect to the Securities (the "Order") shall be in full force and effect and shall permit the issuance and sale of the Securities on the terms herein set forth or contemplated and shall contain no provision reasonably unacceptable to the Company (it being understood that the Order in effect on the date of this Agreement contains no such unacceptable provision).

               (b) If any of the conditions specified in Section 7(a) hereof shall not have been fulfilled, the Terms Agreement or such other agreement by an Agent to purchase Securities as principal may be terminated by the Company and neither the Company nor any Agent shall have any liability to the other, except for the obligation of the Company to pay certain expenses to the extent provided for in Section 5(k) hereof and except for any liability under Section 8 hereof.

               8.    Indemnification.
                     ---------------

               (a) The Company will indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which such Agent or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or the Prospectus as amended or supplemented, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent and each such controlling person for any legal or other expenses reasonably incurred by such Agent or such controlling person in connection with investigating or defending any such loss, claim, damage, liability (or action in respect thereof) as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, Prospectus or the Prospectus as amended or supplemented with respect to the Securities in reliance upon and in conformity with written information furnished to the Company by, or on behalf of any Agent specifically for use in the preparation thereof; and provided further, that the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Agent (or of any person controlling such Agent) on account of any losses, claims, damages or liabilities (or actions in respect thereof) arising from the sale of Securities by or through such Agent to any person if a copy of the Prospectus as it then may be amended or supplemented (without the Incorporated Documents, unless previously requested) shall not have been sent or given to such person with or prior to the written confirmation of the sale involved to the extent that the Prospectus as so amended or supplemented, if so sent or delivered, would have cured the defect in the Prospectus giving rise to such losses, claims, damages or liabilities and the Prospectus as so amended or supplemented was made available to such Agent prior to the sale of the Notes.

               (b) Each Agent will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Prospectus as amended or supplemented with respect to the Securities or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Prospectus as amended or supplemented, in reliance upon and in conformity with written information furnished to the Company by, or on behalf of such Agent specifically for use in the preparation thereof; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action.

               (c)   Promptly after receipt by an indemnified party under
          Section 8(a) or Section 8(b) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such Section. In case any such action is brought against any indemnified party, and such indemnified party notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that such indemnifying party may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, without the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in no event shall such indemnifying party be obligated to retain more than one counsel, in addition to counsel for such indemnifying party, to represent any or all indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there shall be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

               (d) If the indemnification provided for in either Section 8(a) or Section 8(b) is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence should not be permitted by applicable law, or if the indemnified party failed to give the notice required under Section 8(c) hereof, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of the Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by per capita allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this
          Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by or through it or sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Agents' obligations in this Section 8(d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and not joint.

               (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and the obligations of each Agent under this Section 8 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

               9.    Nonperformance.  Each Agent, in soliciting offers to
                     --------------
     purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

               10.   Survival of Agreement.  The respective indemnities,
                     ---------------------
     agreements, representations, warranties and other statements by any Agent and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

               11.   Suspension or Termination.  The provisions of this
                     -------------------------
     Agreement relating to the solicitation of offers to purchase Securities from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of such suspension or termination with respect to any Agent, this Agreement shall remain in full force and effect with respect to (i) any Agent as to which such suspension or termination has not occurred, (ii) the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination and (iii) Sections 2(e), 5(d), (e) and (k), 8, 9 and 10 hereof.

               12.   Notices.  Except as otherwise specifically provided herein
                     -------
     or in the Administrative Procedure, all statements, requests, notices and advices hereunder shall be in writing or by telephone, if promptly confirmed in writing, and if to ________________, shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to ______________________________________, Facsimile Transmission No.
     ________________, Attention: _____________________________; if to
     _________________________, shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to _____________________________________, Attention:
     _______________________________, Facsimile Transmission No.
     ________________________; and if to _________________________, shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to ________________________________________, Facsimile
     Transmission No. ____________________________, Attention:
     _________________________; and if to the Company, shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 40 East Broadway, Butte, Montana 59701, Facsimile Transmission No.
     (406) 497-2150, Attention: Vice President and Chief Financial and Information Officer, with copies to the General Counsel, Facsimile Transmission No. 406-497-2451 and the Treasurer, Facsimile Transmission No. 406-496-5240.

               13.   Benefit of Agreement.  This Agreement and any Terms
                     --------------------
     Agreement shall be binding upon, and inure solely to the benefit of, each Agent a party hereto and thereto and the Company, and to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason of such purchase.

               14.   Timing.  Time shall be of the essence in this Agreement and
                     ------
     any Terms Agreement. As used herein, the term "business day" shall mean any day when Banks in New York City are not authorized or obligated by law or executive order to remain closed.

               15.   Governing Law.  This Agreement and any Terms Agreement
                     -------------
     shall be governed by and construed in accordance with the laws of the State of New York.

               16.   Descriptive Headings.  The descriptive headings of the
                     --------------------
     several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

               17.   Execution in Counterparts.  This Agreement and any Terms
                     -------------------------
     Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

               If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, whereupon this letter and the acceptance by each of you hereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                                   Very truly yours,

                                   THE MONTANA POWER COMPANY

                                   By: ____________________________
                                       Vice President and Chief
                                       Financial and Information
                                       Officer


     Accepted in New York, New York,
       as of the date hereof:

                                                                    ANNEX I


                              The Montana Power Company

                             Medium-Term Notes, Series B

                               Administrative Procedure
                               ------------------------


               This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated ___________, 1996 the ("Distribution Agreement"), amongst The Montana Power Company (the "Company"), on the one hand, and _____________________________________________________(each, an
     "Agent" and, together, the "Agents"), on the other, to which this Administrative Procedure is attached as Annex I. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement or the Indenture. An Agent in relation to a purchase of a Security by a purchaser solicited by such Agent is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent".

               The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise shall agree as provided in Section 3 of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below.

               The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

               Each Security will be issued only in fully registered form and will be represented by either a global security (a "Global Security") delivered to the Trustee, as agent for The Depository Trust Company (the "Depository") or its nominee and recorded in the book-entry system maintained by the Depository (a "Book-Entry Security") or a certificate issued in definitive form (a "Certificated Security") delivered to an Agent. An owner of a Book-Entry Security will not be entitled to receive a certificate representing such a Security, except under limited circumstances as provided in the Book-Entry Security.

               Certificated Securities will be issued in accordance with the Administrative Procedures set forth in Part I hereof, and Book-Entry Securities will be issued in accordance with the Administrative Procedures set forth in Part II hereof.

     PART I:  ADMINISTRATIVE PROCEDURES FOR CERTIFICATED SECURITIES
     --------------------------------------------------------------

     Posting Rates by Company:
     ------------------------

               The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting") and, if it should do so, will promptly advise the Agents thereof. If the Company decides to change a posting, it will promptly advise the Agents to suspend solicitation of offers until a new posting has been established.

     Acceptance of Offers by Company:
     -------------------------------

               Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Securities, other than those rejected by such Agent. Each Agent, in its discretion reasonably exercised, may reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Securities as a Purchasing Agent. The Company, in its sole discretion, may accept any offer to purchase Securities and may reject any such offer, in whole or in part.

               The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Securities. If the Company accepts an offer to purchase Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be.

     Communication of Sale Information to Company by Selling Agent:
     -------------------------------------------------------------

               After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

          (1)  Principal amount of Securities to be purchased;

          (2) Issue Price ("Issue Price" shall mean (i) in the case of a sale in which an Agent shall act as agent of the Company, the price to the purchaser or (ii) in the case of a sale to an Agent as principal, that Agent's reoffering price);

          (3) Selling Agent's commission or, if applicable, Purchasing Agent's discount (spread between the offering price and Agent's purchase price);

          (4)  Net proceeds to the Company ((2) minus (3));

          (5) Interest Rate, Interest Payment Dates and Initial Interest Payment Date;

          (6) Trade Date (i.e., the date of acceptance of an offer by the Company) and Settlement Date (as hereinafter defined);

          (7)  Date of issue, if different from Settlement Date;

          (8)  Maturity date;

          (9) If a redeemable Security, such of the following as are applicable:

                      (i)     Whether redeemable in whole or in part,
                     (ii)     Initial Redemption Date,
                    (iii)     Redemption Limitation Price,
                     (iv)     Initial Redemption Price, and
                      (v)     Reduction Percentage;

          (10) The name of the Selling Agent or Purchasing Agent, as the case may be;

          (11) Name, address and taxpayer identification number of party to be the registered owner;

          (12) Denominations of certificates to be delivered at settlement;

          (13) The name of the Company's bank and the account number for payment of the purchase price.

          (14) If a Security is repayable at the option of the holder thereof, such of the following as are applicable:

                      (i)     Repayment Date(s),
                     (ii)     Repayment Price(s),
                    (iii)     Election Period(s).


          (15) Any other applicable terms.


     Preparation of Pricing Supplement by Company:
     --------------------------------------------

               If the Company accepts an offer to purchase a Security, it will prepare a Pricing Supplement. The Company will arrange to file the Pricing Supplement with the Commission in accordance with Rule 424(b) under the Act and will supply at least ten copies of such Pricing Supplement to the Selling Agent or Purchasing Agent, as the case may be, not later than 5:00 p.m., New York City time, on the business day following the Trade Date, or, if the Company and the purchaser should agree to settlement on the Trade Date, not later than noon, New York City time, on such date. In addition, the Company will make any filings with the Montana Public Service Commission required by the Order.

     Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:
     ---------------------------------------------------------------------

               The Selling Agent will deliver to the purchaser of a Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) relating to such Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or
     (b) the Security.

     Record Date:
     -----------

               The Record Date with respect to each Interest Payment Date shall be the 15th calendar day immediately preceding such Interest Payment Date, whether or not such day is a business day.

     Settlement Date:
     ---------------

               All offers solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "Settlement Date") which shall be the third business day after the Trade Date, unless the Company and the purchaser shall agree to settle (a) on any other business day after the Trade Date or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the Trade Date.

     Instruction from Company to Trustee for Preparation of Securities:
     -----------------------------------------------------------------

               After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by means of facsimile transmission or by such other means as may be agreed upon by the Company and the Trustee.

               The Company will instruct the Trustee by means of facsimile transmission or other acceptable written means to authenticate and deliver the Securities no later than 2:15 p.m., New York City time, or as soon thereafter as practicable, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m., New York City time, on the Trade Date, but in no event later than the business day prior to the Settlement Date unless the Settlement Date is the Trade Date for the Securities in which case such instruction will be given by the Company to the Trustee by 10:00 a.m., New York City time on the Settlement Date or as agreed to by the Trustee.

     Preparation and Delivery of Securities by Trustee and Receipt of Payment
     ------------------------------------------------------------------------
     Therefor:
     --------

               The Company will instruct the Trustee to:

               (i) Prepare each Security and appropriate receipts that will serve as the documentary control of the transaction.

               (ii) In the case of a sale of Securities to a purchaser solicited by an Agent, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Securities to the Selling Agent, at the address listed below, for the benefit of the purchaser of such Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date, the Selling Agent will deliver payment for such Securities in immediately available funds to the Company's account at the bank designated on the Sales Information in an amount equal to the Issue Price of the Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it shall not have received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to acquire securities.

               (iii) In the case of a sale of Securities to a Purchasing Agent, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Securities to the Purchasing Agent, at the address listed below, against delivery of payment therefor. Payment for such Securities shall be made in immediately available funds to the account of the Company as designated in the Sales Information in an amount equal to the Issue Price of the Securities less the Purchasing Agent's discount.

     Failure of Purchaser to Pay Selling Agent:
     -----------------------------------------

               If a purchaser shall fail to make payment to the Selling Agent for any Security, the net proceeds to the Company which, theretofore, shall have been paid by the Selling Agent to the Company, the Selling Agent will promptly notify the Trustee and the Company of such failure in writing or by facsimile transmission or by other acceptable written means. The Selling Agent promptly will return such Security to the Trustee. Promptly upon receipt of such Security by the Trustee, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Security. The Company will pay interest at the then-prevailing broker loan rate to the Agent on the funds so paid to it and returned during the period of one day or more in which such funds were held by the Company.

               The Trustee will cancel any Security in respect of which such a failure shall occur, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy such Security.

     Delivery of the Securities:
     --------------------------

               The Company shall instruct the Trustee that, unless otherwise notified by either Agent, the Trustee shall deliver the Securities in accordance with the procedures set forth above to the appropriate Agent at the following address:

               If to


               If to


               If to


               If to


     PART II:  ADMINISTRATIVE PROCEDURE FOR BOOK-ENTRY SECURITIES
     ------------------------------------------------------------

               In connection with the qualification of the Book-Entry Securities for eligibility in the book-entry system maintained by the Depository, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and the Trustee to the Depository, dated December __, 1996, and a Medium-Term Note Certificate Agreement between the Trustee and the Depository, dated as of October 31, 1988 (the "Certificate Agreement") and its obligations as a participant in the Depository, including the Depository's Same-Day Funds Settlement System ("SDFS").

     Identification Numbers:
     ----------------------

               The Company will arrange on or prior to the commencement of a program for the offering of Book-Entry Securities, with the CUSIP Service Bureau of Standard & Poor's Corporation (the "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers (including tranche numbers), such series consisting of approximately 900 CUSIP numbers and relating to Global Securities representing Book-Entry Securities. The Company will obtain from the CUSIP Service Bureau a written list of such reserved CUSIP numbers and will deliver such list to the Trustee and the Depository. The Trustee will assign CUSIP numbers serially to Global Securities as described under Settlement Procedure "B". The Depository will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to Global Securities. At any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Securities, the Trustee shall so advise the Company and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities representing BookEntry Securities. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional CUSIP numbers to the Trustee and the Depository.

     Registration:
     ------------

               Each Global Security will be registered in the name of CEDE & Co., a nominee for the Depository, on the security register maintained under the Indenture. The beneficial owner of a Book-Entry Security (or one or more indirect participants in the Depository designated by such owner) will designate one or more participants in the Depository (with respect to such Security, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by the Depository, and the Depository will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Book-Entry Security in the account of such Participants. The ownership interest of such beneficial owner in such Book-Entry Security will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in the Depository. So long as CEDE & Co. is the registered owner of a Global Security, the Depository will be considered the sole owner and holder of the Book-Entry Securities represented by such Global Security for all purposes under the Indenture.

     Transfers:
     ---------

               Transfers of a Book-Entry Security will be accomplished by book entries made by the Depository and, in turn, by Participants (and, in certain cases, one or more indirect participants in the Depository) acting on behalf of beneficial transferors and transferees of such Security.

     Exchanges:
     ---------

               The Trustee may deliver to the Depository and the CUSIP Service Bureau at any time a written notice of consolidation (a copy of which shall be attached to the Global Security resulting from such consolidation) specifying (i) the CUSIP numbers of two or more outstanding Global Securities that represent Book-Entry Securities having the same interest rate, maturity date and tenor, and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next interest payment date for such Global Securities, on which such Global Securities shall be exchanged for a single replacement Global Security and (iii) a new CUSIP number to be assigned to such replacement Global Security. Upon receipt of such notice, the Depository will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Securities for a single Global Security bearing the new CUSIP number and a new Issue Date, which shall be the most recent interest payment date to which interest has been paid or duly provided for on the predecessor Global Securities, and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned.

     Redemption:
     ----------

               The Trustee will comply with the terms of the Letter of Representations with regard to redemptions of the Book-Entry Securities. If a Global Security is to be redeemed in part, the Trustee will cancel such Global Security and issue a Global Security which shall represent the remaining portion of such Global Security and shall bear the CUSIP number of the cancelled Global Security.

     Denominations:
     -------------

               Book-Entry Securities will be issued in principal amounts of $1,000 or any amount in excess thereof that is an integral multiple of $1,000. Global Securities will be denominated in principal amounts not in excess of $150,000,000. If one or more Book-Entry Securities having an aggregate principal amount in excess of $150,000,000 would, but for the preceding sentence, be represented by a single Global Security, then one Global Security will be issued to represent $150,000,000 principal amount of such Book-Entry Security or Securities and an additional Global Security will be issued to represent any remaining principal amount of such Book-Entry Security or Securities. In such a case, each of the Global Securities representing such Book-Entry Security or Securities shall be assigned the same CUSIP number.

     Interest:
     --------

               Standard & Poor's Corporation will use the information received in the pending deposit message described under Settlement Procedure "C" to include the amount of any interest payable and certain other information regarding the related Global Security in the appropriate daily bond report published by Standard & Poor's Corporation.

     Record Date:
     -----------

               The Record Date with respect to each Interest Payment Date shall be the 15th calendar day immediately preceding such Interest Payment Date, whether or not such day is a business day.

     Payments of Principal and Interest:
     ----------------------------------

               (i)   Payments of Interest Only.  Promptly after each record
                     -------------------------
     date, the Trustee will deliver to the Company and the Depository a written notice specifying by CUSIP number the amount of interest to be paid on each Global Security on the following interest payment date (other than an interest payment date coinciding with the maturity date) and the total of such amounts. Such information may be provided by means of facsimile transmission. The Depository will confirm the amount payable on each Global Security on such interest payment date by reference to the daily bond reports published by Standard & Poor's Corporation. The Company will pay to the Trustee the total amount of interest due on such interest payment date, and the Trustee will pay such amount to the Depository at the times and in the manner set forth below under "Manner of Payment". If any interest payment date for a Book-Entry Security is not a business day, the payment due on such day shall be made on the next succeeding business day and no interest shall accrue on such payment for the period from and after such interest payment date.

               (ii)  Payments at Maturity.  On or about the first business day
                     --------------------
     of each month, the Trustee will deliver to the Company and the Depository a written list of principal and interest to be paid on each Global Security maturing in the following month. The Company, the Trustee and the Depository will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth business day preceding the maturity of such Global Security. The Company will pay to the Trustee, as the paying agent, the principal amount of such Global Security, together with interest due at such maturity. Upon surrender of a Global Security, the Trustee will pay such amounts to the Depository at the times and in the manner set forth below under "Manner of Payment". If any maturity of a Global Security representing Book-Entry Securities is not a business day, the payment due on such day shall be made on the next succeeding business day and no interest shall accrue on such payment for the period from and after such maturity. Promptly after payment to the Depository of the principal, interest and premium, if any, due at the maturity of such Global Security, the Trustee will cancel and destroy such Global Security.

               (iii) Manner of Payment.  The total amount of any principal and
                     -----------------
     interest due on a Global Security on any interest payment date or at maturity shall be paid by the Company to the Trustee in funds available for use by the Trustee as of 9:30 a.m., New York City time, on such date. The Company will make such payment on such Global Securities by instructing the Trustee to withdraw funds from an account maintained by the Company at Citibank, N. A., account number ____________. The Company will confirm instructions regarding payment in writing to the Trustee. Prior to 10:00 a.m., New York City time, on each maturity date or as soon as possible thereafter, following receipt of such funds from the Company, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by the Depository) to an account at the Federal Reserve Bank of New York previously specified by the Depository, in funds available for immediate use by the Depository, each payment of principal (together with interest thereon) due on Global Securities on any maturity date. On each interest payment date, interest payment shall be made to the Depository in accordance with existing arrangements between the Trustee and the Depository. Thereafter, on each such date, the Depository will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Securities represented by such Global Securities are recorded in the book-entry system maintained by the Depository. NEITHER THE COMPANY NOR THE TRUSTEE SHALL HAVE ANY DIRECT RESPONSIBILITY OR LIABILITY FOR THE PAYMENT BY THE DEPOSITORY TO SUCH PARTICIPANTS OF THE PRINCIPAL OF AND INTEREST ON THE BOOK-ENTRY SECURITIES.

               (iv)  Withholding Taxes.  The amount of any taxes required under
                     -----------------
     applicable law to be withheld from any interest payment on a Book-Entry Security will be determined and withheld by the Participant, indirect participant in the Depository or other person responsible for forwarding payments and materials directly to the beneficial owner of such Security.

     Posting Rates by Company:
     ------------------------

               The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Book-Entry Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for a posting and, if it should do so, will promptly advise the Agents thereof. If the Company decides to change a posting, it will promptly advise the Agents to suspend solicitation of offers until a new posting has been established.

     Acceptance of Offers by Company:
     -------------------------------

               Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Book-Entry Securities, other than those rejected by such Agent. Each Agent, in its discretion reasonably exercised, may reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Book-Entry Securities as a Purchasing Agent. The Company, in its sole discretion, may accept any offer to purchase Book-Entry Securities and may reject any such offer, in whole or in part.

               The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Book-Entry Securities. If the Company accepts an offer to purchase Book-Entry Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be.

     Communication of Sale Information to the Company by Selling Agent and
     ---------------------------------------------------------------------
     Settlement Procedures:
     ---------------------

          A. After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly, but in no event later than the time set forth under "Settlement Procedure Timetable" below, the following Sale Information to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

          (1)  Principal amount of Book-Entry Securities to be purchased;

          (2)  Issue Price;

          (3) Selling Agent's commission or, if applicable, Purchasing Agent's discount (spread between the offering price and Agent's purchase price);

          (4)  Net proceeds to the Company ((2) minus (3));

          (5) Interest Rate, Interest Payment Dates, and Initial Interest Payment Date;

          (6)  Trade Date and Settlement Date;

          (7)  Date of issue, if different from Settlement Date;

          (8)  Maturity date;

          (9) If a redeemable Book-Entry Security, such of the following as are applicable:

                      (i)     Whether redeemable in whole or in part,
                     (ii)     Initial Redemption Date,
                    (iii)     Redemption Limitation Date,
                     (iv)     Initial Redemption Price, and
                      (v)     Reduction Percentage;

          (10) The name of the Selling Agent or Purchasing Agent, as the case may be;

          (11) If the Book-Entry Security is repayable at the option of the holder thereof, such of the following as are applicable:

                      (i)     Repayment Date(s),
                     (ii)     Repayment Price(s),
                    (iii)     Election Period(s).

          (12) Any other applicable terms.

          B. After receiving the Sale Information from the Selling Agent or Purchasing Agent, the Company will communicate such Sale Information to the Trustee by means of facsimile transmission (confirmed by telephone) or by such other means as may be agreed upon by the Company and the Trustee. The Trustee will assign a CUSIP number to the Global Security from a list of CUSIP numbers previously delivered to the Trustee by the Company representing such Book-Entry Security and then advise the Company and the Selling Agent or Purchasing Agent, as the case may be, by telephone of such CUSIP number.

          C. The Trustee will enter a pending deposit message through the Depository's Participant Terminal System, providing the following settlement information to the Depository (which shall route such information to Standard & Poor's Corporation and Interactive Data Corporation) and the relevant Agent:

               (1)   The applicable Sale Information;

               (2) CUSIP number of the Global Security representing such Book-Entry Security;

               (3) Whether such Global Security will represent any other Book-Entry Security (to the extent known at such time);

               (4) Number of Participant accounts maintained by the Depository on behalf of the Selling Agent or Purchasing Agent, as the case may be;

               (5)   The interest payment periods;

               (6) Initial Interest Payment Date for such Book-Entry Security, number of days by which such date succeeds the record date for the Depository's purposes and, if calculable at that time, the amount of interest payable on such Interest Payment Date per $1,000 principal amount of BookEntry Securities;

          D. The Company will deliver to the Trustee from time to time an inventory of Global Securities representing Book-Entry Securities.

          E. The Trustee will complete and authenticate the Global Security representing such Book-Entry Security.

          F. The Depository will credit such Book-Entry Security to the Trustee's participant account at the Depository.

          G. The Trustee will enter an SDFS deliver order through the Depository's Participant Terminal System, with respect to each Book-Entry Security represented by the Global Security to be issued, instructing the Depository to (i) debit such Book-Entry Security to the Trustee's participant account and credit such Book-Entry Security to such Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Book-Entry Security less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to the Depository that (a) the Global Security representing such Book-Entry Security has been delivered and authenticated and (b) the Trustee is holding such Global Security pursuant to the Certificate Agreement.

          H. Such Agent will enter an SDFS deliver order through the Depository's Participant Terminal System, with respect to each Book-Entry Security represented by the Global Security to be issued, instructing the Depository (i) to debit such Book-Entry Security to such Agent's participant account and credit such Book-Entry Security to the participant accounts of the Participant with respect to such Book-Entry Security and
     (ii) to debit the settlement accounts of such Participant and credit the settlement account of such Agent for an amount equal to the price of such Book-Entry Security.

          I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

          J. Upon confirmation of receipt of funds, the Trustee will transfer to the account of the Company maintained at Citibank, N. A., account number ______________, or such other account as the Company may have previously specified to the Trustee, in funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "G".

          K. Upon request, the Trustee will send to the Company a statement setting forth the principal amount of Book-Entry Securities outstanding as of that date under the Indenture. Such information may be provided by means of facsimile transmission.

          L. Such Agent will confirm the purchase of each Book-Entry Security to the purchaser either by transmitting to the Participants with respect to such Book-Entry Security a confirmation order or orders through the Depository's institutional delivery system or by mailing a written confirmation to such purchaser.

          M. The Depository will, at any time upon request of the Company or the Trustee, promptly furnish to the Company or the Trustee a list of the names and addresses of the participants for whom the Depository has credited Book-Entry Securities.

     Preparation of Pricing Supplement by Company:
     --------------------------------------------

               If the Company accepts an offer to purchase a Book-Entry Security, it will prepare a Pricing Supplement. The Company will file the Pricing Supplement with the Commission in accordance with Rule 424(b) under the Act and will supply at least ten copies of such Pricing Supplement to the Selling Agent or Purchasing Agent, as the case may be, not later than 5:00 p.m., New York City time, on the business day following the Trade Date, or, if the Company and the purchaser should agree to settlement on the Trade Date, not later than noon, New York City time, on such date. In addition, the Company will make any filings with the Montana Public Service Commission required by the Order.

     Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:
     ---------------------------------------------------------------------

               The Selling Agent will deliver to the purchaser of a Book-Entry Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) relating to such Book-Entry Security prior to or together with the earlier of the delivery to such purchaser or its agent of
     (a) the confirmation of sale or (b) the Book-Entry Security.

     Settlement Date:
     ---------------

               The receipt by the Company of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security or Global Securities representing such Book-Entry Security shall constitute "settlement" with respect to such Book-Entry Security. All orders accepted by the Company will be settled on the third business day after the Trade Date pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the next business day following the Trade Date.

     Settlement Procedure Timetable:
     ------------------------------

               For orders of Book-Entry Securities solicited by an Agent, as agent, and accepted by the Company, Settlement Procedures "A" through "J" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

     Settlement
     Procedure
     ---------

          A           2:00 p.m.        on the business day following Trade Date
          B           2:00 p.m.        on the business day following Trade Date
          C           5:00 p.m.        on the business day following Trade Date
          D           3:00 p.m.        on the business day before the
                                       Settlement Date
          E           9:00 a.m.        on Settlement Date
          F          10:00 a.m.        on Settlement Date
          G-H         2:00 p.m.        on Settlement Date
          I           4:45 p.m.        on Settlement Date
          J           5:00 p.m.        on Settlement Date

               If a sale is to be settled within one business day after the Trade Date, Settlement Procedures "A," "B," "C" and "D" shall be completed as soon as practicable but not later than 5:00 p.m. on the Trade Date. Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

               If settlement of a Book-Entry Security is rescheduled or canceled, the Company shall notify the Trustee, upon receipt of such notice, the Trustee will deliver to the Depository, through the Depository's Participation Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the business day immediately preceding the scheduled Settlement Date.

     Failure to Settle
     -----------------

               If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Security pursuant to Settlement Procedure "G", then upon written request (which may be evidenced by telecopy transmission) of the Company the Trustee shall deliver to the Depository, through the Depository's Participant Terminal System, as soon as practicable but no later than 2:00 p.m. on any business day, a withdrawal message instructing the Depository to debit such Book-Entry Security to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Book-Entry Security that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Securities represented by a Global Security, the Trustee will mark such Global Security "canceled", make appropriate entries in the Trustee's records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Securities represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Security or Securities and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Securities previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

               If the purchase price for any Book-Entry Security is not timely paid to the participants with respect to such Book-Entry Security by the beneficial purchaser thereof (or a person, including an indirect participant in the Depository, acting on behalf of such purchaser), such participants and, in turn, the Agent for such Book-Entry Security may enter deliver orders through the Depository's Participant Terminal System debiting such Book-Entry Security to such participant's account and crediting such Book-Entry Security to such Agent's account and then debiting such Book-Entry Security to such Agent's account and crediting such Book Entry Security to the Trustee's participant account and shall notify the Company and the Trustee thereof. Thereafter, the Trustee will
     (i) immediately notify the Company, once the Trustee has confirmed that such Book-Entry Security has been credited to its participant account, and the Company shall immediately transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Security which was credited to the account of the Company maintained at the Trustee in accordance with Settlement Procedure J, and (ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will pay interest at the then-prevailing broker loan rate to such Agent on the funds so paid to it and returned during the period of one day or more in which such funds were held by the Company.

               Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, the Depository may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Securities to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "D" and "E," for the authentication and issuance of a Global Security representing the other Book-Entry Securities to have been represented by such Global Security and will make appropriate entries in its records.

     Trustee Not to Risk Funds:
     -------------------------

               Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment to the Company, or the Agents or the Depository, it being understood by all parties that payments made by the Trustee to either the Company, the Depository or the Agents shall be made only to the extent that funds are provided to the Trustee for such purpose.

                                                                   ANNEX II


                              The Montana Power Company

                              Medium-Term Notes, Series B

                                   Terms Agreement
                                   ---------------



     Ladies and Gentlemen:

               Subject to the terms and conditions set forth herein and, to the extent provided below, in the Distribution Agreement, dated _________ , 19__ (the "Distribution Agreement"), amongst The Montana Power Company (the "Company"), on the one hand, and ___________________(each an "Agent" and, together, the "Agents"), on the other, the Company proposes to issue and sell to ___________________________ the Securities (as defined in the Distribution Agreement) specified in the Schedule hereto (the "Purchased Securities"), at the time, place and purchase price and upon the terms and conditions set forth in the Schedule hereto. Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein.

               Each of the representations and warranties set forth in the Distribution Agreement shall be deemed to have been made by the Company at and as of the date of this Terms Agreement, except that each such representation and warranty which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

               An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to and approved by you, is now proposed to be filed with the Commission in accordance with Rule 424(b) under the Act.

               Subject to the terms and conditions set forth herein and to those of the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to _______________________________________ and
     ___________________________________________agrees to purchase from the
     Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

               If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, whereupon this letter, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                   THE MONTANA POWER COMPANY


                                   By:_________________________
                                      Title:


     Accepted in New York, New York,
       as of the date hereof:

                                                       Schedule to Annex II


     Title of Purchased Securities:  Medium-Term Notes, Series B
     -----------------------------

     Aggregate Principal Amount: $
     --------------------------

     Price to Public:
     ---------------

     Purchase Price by _______________ :    % of the principal amount of the
     ----------------------------------
     Purchased Securities [, plus accrued interest from       to         ] [and
     accrued amortization, if any, from        to       ]          .-

     Method of and Specified Funds for Payment of Purchase Price:
     -----------------------------------------------------------

               [By certified or official bank check or checks, payable to the order of the Company, in [[New York Clearing House] [immediately available] funds]

               [By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]

     Time of Delivery:
     ----------------

     Closing Location:
     ----------------

     Maturity:
     --------

     Interest Rate:
     -------------

     Interest Payment Dates:  [months and dates]
     ----------------------

     Redemption, if any:
     ------------------

     Documents to be Delivered as a Condition to the Closing:
     -------------------------------------------------------

          [(1)       The opinion of counsel to the Agents referred to in Section
                     4(a).]

          [(2)       The opinion of counsel to the Company referred to in
                     Section 4(b).]

          [(3)       The opinion of counsel to the Company referred to in
                     Section 4(c).]

          [(4)       The accountants' letter referred to in Section 4(d).]

          [(5)       The officers' certificate referred to in Section 4(e).]

          [(6) Such other documents required by the Agents or counsel to the Agents referred to in Section 4(f).

     Other Provisions (including Syndicate Provisions,
     -------------------------------------------------
     if applicable):
     --------------

                                                                  ANNEX III

                                  FORM OF OPINION OF
                             MICHAEL E. ZIMMERMANN, ESQ.


     [DATE]

     [AGENTS]


     Ladies and Gentlemen:

               I am General Counsel of The Montana Power Company (the "Company") and have acted as such in connection with the proposed issuance and sale from time to time by the Company of up to $150,000,000 in aggregate principal amount of the Company's Medium-Term Notes, Series B (the "Notes"), to be issued under the Company's Indenture, dated as of December 1, 1989, to Citibank, N.A., as Trustee (the "Trustee") (the "Indenture"), and the appointment of each of you as agent of the Company pursuant to the Distribution Agreement, dated __________, 19__ (the "Distribution Agreement"), between the Company and each of you, for the purposes of soliciting and receiving offers to purchase Notes and purchasing Notes, as principals, from the Company.

               In my capacity as General Counsel, I have examined and am familiar with: (a) the Restated Articles of Incorporation, as amended, and Bylaws, as amended, of the Company; (b) the Indenture; (c) the Distribution Agreement; (d) the Registration Statement filed by the Company with the Securities and Exchange Commission (the "Commission") for the registration under the Securities Act of 1933, as amended (the "Act"), of the Notes; (e) the Prospectus as amended and supplemented; (f) the proceedings before the Montana Public Service Commission relating to the issuance and sale of the Notes; and (g) the records of various corporate and other proceedings relating to the authorization, issuance and sale of the Notes. I have also examined or caused to be examined such other documents and satisfied myself as to such other matters as I have deemed necessary in order to render this opinion. I have not examined the Notes, except a specimen thereof. The terms "Registration Statement" and "Prospectus as amended and supplemented" as used herein have the respective meanings ascribed thereto in the Distribution Agreement.

               In my examination of the documents referred to above, I have assumed the authenticity of all such documents submitted to me as originals, the genuineness of all signatures, the due authority of the persons executing such documents and the conformity to the originals of all documents submitted to me as copies. I also have assumed that the Notes will be delivered to you or in accordance with your instructions and that the Company will receive payment of the purchase price thereof.

               Based upon the foregoing and upon my familiarity with the properties and affairs of the Company generally, I am of the opinion that:

               (1) The Company and its Subsidiaries (as defined in the Distribution Agreement) have been duly incorporated and are validly existing as corporations in good standing under the laws of the respective jurisdictions of their incorporation, with full corporate power and authority to own and operate their properties and conduct the businesses in which they are now engaged as described in the Prospectus as amended and supplemented; and the Company and its Subsidiaries are duly qualified to do business as foreign corporations and are in good standing in all other jurisdictions in the United States and in Canada in which such qualification is required; and all of the outstanding shares of capital stock of each Subsidiary are owned beneficially by the Company, subject to no mortgage, pledge, lien, charge or other encumbrance.

               (2) The Company and its Subsidiaries have valid and subsisting franchise rights, licenses, permits, and other authorizations, free from any restrictions or conditions which are unusual or unduly burdensome, sufficient for the ownership of their properties and the conduct of the businesses in which they are now engaged as described in the Prospectus.

               (3) The Registration Statement has become effective under the Act, and, to the best of my knowledge, no stop order suspending the effectiveness thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; the Indenture has been duly qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act"); the Registration Statement, when it became effective, complied, and the Prospectus (excluding the documents incorporated therein by reference pursuant to Item 2 of Form S-3), on the date hereof, complies as to form in all material respects with the requirements of the Act, the rules and regulations thereunder and the Trust Indenture Act; and such incorporated documents as of their respective dates of filing complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (except, in each case, I express no opinion as to the financial statements and other financial or statistical data contained therein).

               (4) The Montana Public Service Commission has entered an order (the "Order"), which, to the best of my knowledge, remains in full force and effect, authorizing the issuance and sale by the Company of the Notes in conformity with the Distribution Agreement; no other authorization, approval, consent, registration, qualification or other order of or with any governmental authority is required for the authorization of the issuance and sale of the Notes in conformity with the Order by the Company pursuant to the Distribution Agreement, except such as have been obtained under the Act and the Trust Indenture Act or as may be required under state securities laws in connection with the purchase and distribution of the Notes; and the Company is not a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

               (5) The Notes have been duly authorized by the resolutions adopted by the Board of Directors on October 22, 1996 (the "Board Resolution"), and when the terms of the Notes shall have been determined as contemplated by and in accordance with the Indenture and the Board Resolution, such terms will have been duly authorized by the Company and will have been established in conformity with the Indenture.

               (6) The Notes, when executed by the Company, completed and authenticated by the Trustee, delivered by the Company and paid for by the purchasers thereof, all as contemplated by and in accordance with the Indenture, the Board Resolution and the Order, will have been duly issued under the Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the Indenture.

               (7) The Indenture has been duly authorized, executed and delivered by the Company and the Trustees (or their predecessors), and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, reorganization or other similar laws affecting creditors' rights generally.

               (8) The Distribution Agreement [and any applicable Terms Agreement (as defined in the Distribution Agreement)] has been duly authorized, executed and delivered by the Company.

               (9) The performance of the Distribution Agreement and the consummation of the transactions therein contemplated will not result in a breach of any the terms and provisions of, or constitute a default under, the Company's Restated Articles of Incorporation, as amended, or Bylaws, as amended, or any indenture, mortgage, deed of trust or other agreement or instrument known to me to which the Company is a party or by which it is bound or to which any of the property of the Company is subject or any order, rule or regulation known to me of any court or governmental agency or body having jurisdiction over the Company or any of its properties.

               (10) Except as described in the Prospectus, as amended and supplemented, there are no pending material legal or governmental proceedings and, to my knowledge, no material threatened legal or governmental proceedings, to which the Company or any Subsidiary is a party or of which any of the property of the Company or any Subsidiary is subject, other than ordinary litigation incidental to the kinds of businesses conducted by the Company or the Subsidiaries.

               (11) The statements of Montana and Federal law, and legal conclusions based thereon, contained in the documents incorporated by reference pursuant to Item 2 of Form S-3 in the Prospectus as amended and supplemented have been reviewed by me and are correct (except to the extent that any statement contained in any such incorporated document may be deemed to have been modified or superseded by any such subsequently filed document).

               In the course of the preparation by the Company of the Registration Statement, the Prospectus as amended and supplemented and the documents incorporated therein by reference pursuant to Item 2 of Form S-3, I have participated in conferences with certain officers and employees of the Company and representatives of Price Waterhouse, the independent accountants who examined certain of the financial statements included in the Registration Statement, but I have made no independent verification of the accuracy or completeness of the representations and statements made to me by such person or the information included by the Company in the Registration Statement and the Prospectus as amended and supplemented, and take no responsibility therefor, except as set forth in paragraph 11 hereof. However, my examination of the Registration Statement and the Prospectus as amended and supplemented and my discussions in the above-mentioned conferences did not disclose to me any information which gives me reason to believe that, when the Registration Statement became effective, it contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, as of the date of this opinion, the Prospectus as amended and supplemented (including the documents incorporated therein by reference pursuant to Item 2 of Form S-3) includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that I do not express any belief as to the financial statements or other financial or statistical data contained in the Registration Statement or the Prospectus as amended and supplemented, or as to any information contained therein furnished to the Company in writing by either of you expressly for use therein.

               I am a member of the bar of the State of Montana and do not hold myself out as an expert on the laws of the State of New York or Federal securities laws. Accordingly, in rendering this opinion, I have relied, with your consent, as to all matters governed by the laws of the State of New York or by Federal securities laws upon the opinion of even date herewith addressed to you by Reid & Priest LLP, New York, New York, special counsel for the Company. I have read such opinion and concur in the conclusions expressed therein insofar as such conclusions involve questions of Montana law.

               This opinion may be relied upon by you only in connection with the issuance and sale of the Notes. This opinion also may be relied upon by the Trustee and, as to matters governed by the laws of the State of Montana, by Reid & Priest LLP and your counsel, Milbank, Tweed, Hadley & McCloy, only in connection with the issuance and sale of the Notes, as if they were named addressees of this opinion. This opinion may not be relied upon by you, them or any other person for any other purpose whatsoever without, in each instance, my prior written consent.

                                       Very truly yours,



                                       Michael E. Zimmermann, Esq.

                                                                   ANNEX IV

                         FORM OF OPINION OF Reid & Priest LLP

                                                       [DATE]



     [AGENTS]


     Ladies and Gentlemen:

               We have acted as special counsel to The Montana Power Company (the "Company") in connection with the proposed issuance and sale from time to time by the Company of up to $150,000,000 in aggregate principal amount of the Company's Medium-Term Notes, Series B (the "Notes"), to be issued under the Company's Indenture, dated as of December 1, 1989 to Citibank, N.A., as Trustee (the "Trustee") (the "Indenture"), and the appointment of each of you as agents of the Company pursuant to the Distribution Agreement, dated _________, 19__ (the "Distribution Agreement"), between the Company and each of you, for the purpose of soliciting and receiving offers to purchase Notes and purchasing Notes, as principals, from the Company.

               In our capacity as such counsel, we have examined and are familiar with: (a) the Restated Articles of Incorporation, as amended, and Bylaws, as amended, of the Company; (b) the Indenture; (c) the Distribution Agreement; (d) the Registration Statement filed by the Company with the Securities and Exchange Commission (the "SEC") for the registration under the Securities Act of 1933, as amended (the "Act"), of the Notes; (e) the Prospectus as amended and supplemented; and (f) the application to and order of the Montana Public Service Commission relating to the issuance and sale of the Notes. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have not examined the Notes, except a specimen thereof. The terms "Registration Statement" and "Prospectus as amended and supplemented" as used herein have the respective meanings ascribed thereto in the Distribution Agreement.

               In our examination of the documents referred to above, we have assumed the authenticity of all such documents submitted to us as originals, the genuineness of all signatures, the due authority of the persons executing such documents and the conformity to the originals of all documents submitted to us as copies. We also have assumed that the Notes will be delivered to you or in accordance with your instructions and that the Company will receive payment of the purchase price thereof.

               Based upon the foregoing, we are of the opinion that:

               (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Montana, with full corporate power and authority to own and operate its properties and conduct the business in which it is now engaged as described in the Prospectus as amended and supplemented.

               (2) The Registration Statement has become effective under the Act, and, to the best of our knowledge, no stop order suspending the effectiveness thereof has been issued and no proceeding for that purpose has been initiated or threatened by the SEC; the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"); the Registration Statement, when it became effective, complied, and the Prospectus (excluding the documents incorporated therein by reference pursuant to Item 2 of Form S-3), on the date hereof, complies, as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the rules and regulations of the SEC thereunder; and such incorporated documents, as of their respective dates of filing, complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder (except, in each case we express no opinion as to the financial statements and other financial or statistical data contained therein).

               (3) The Montana Public Service Commission has entered an order (the "Order"), which, to the best of our knowledge, remains in full force and effect, authorizing the issuance and sale by the Company of the Notes in conformity with the Distribution Agreement; no other authorization, approval, consent, registration, qualification or other order of or with any governmental authority is required for the authorization of the issuance and sale of the Notes in conformity with the Order by the Company pursuant to the terms of the Distribution Agreement, except such as have been obtained under the Act and the Trust Indenture Act or as may be required under state securities laws in connection with the purchase and distribution of the Notes; and the Company is not a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

               (4) The Notes have been duly authorized by the resolutions adopted by the Board of Directors on October 22, 1996 (the "Board Resolution"); when the terms of the Notes shall have been determined as contemplated by and in accordance with the Indenture and the Board Resolution, such terms will have been duly authorized by the Company and will have been established in conformity with the Indenture; and the Notes conform to the description thereof contained in the Prospectus as amended and supplemented.

               (5) The Notes, when executed by the Company, completed and authenticated by the Trustee, delivered by the Company and paid for by the purchasers thereof, all as contemplated by and in accordance with the Indenture, the Board Resolution and the Order, will have been duly and validly issued under the Indenture and will constitute valid and legally binding obligations of the Company, entitled, equally and ratably with all other securities issued and to be issued thereunder, to the benefits provided by the Indenture.

               (6) The Indenture has been duly authorized, executed and delivered by the Company and the Trustee, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, reorganization or similar laws affecting creditors' rights generally, and conforms to the description thereof contained in the Prospectus as amended and supplemented.

               (7) The Distribution Agreement [and any applicable Terms Agreement (as defined in the Distribution Agreement)] has been duly authorized, executed and delivered by the Company.

               (8) The performance of the Distribution Agreement and the consummation of the transactions therein contemplated will not result in a breach of or violation of any of the terms and provisions of, or constitute a default under, the Indenture, the Company's Debenture Agreement, dated as of January 1, 1973, with respect to its 7 1/2% Sinking Fund Debentures, or its Restated Articles of Incorporation, as amended, or Bylaws, as amended.

               In the course of the preparation by the Company of the Registration Statement and the Prospectus as amended and supplemented, we had conferences with certain officers and employees of the Company, with the General Counsel for the Company, with you and your counsel and with representatives of Price Waterhouse, the independent accountants who examined certain of the financial statements included in the Registration Statement, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by such persons or the information included by the Company in the Registration Statement and the Prospectus as amended and supplemented, and take no responsibility therefor, except insofar as set forth in paragraphs 4 and 6 hereof. In passing upon the forms of the Registration Statement and the Prospectus as amended and supplemented, we have, therefore, assumed the accuracy and completeness of such representations, statements and information, except as aforesaid. However, our examination of the Registration Statement and the Prospectus as amended and supplemented and our discussions in the abovementioned conferences did not disclose to us any information which gives us reason to believe that, when the Registration Statement became effective, it contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, as of the date of this opinion, the Prospectus as amended and supplemented (including the documents incorporated therein by reference pursuant to Item 2 of Form S-3) includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that we do not express any belief as to the financial statements or other financial or statistical data contained in the Registration Statement or the Prospectus as amended and supplemented, or as to any information contained therein furnished to the Company in writing by either of you expressly for use therein.

               We are members of the bar of the State of New York and do not hold ourselves out as experts on the laws of the State of Montana. Accordingly, in rendering this opinion, we have relied, with your consent, as to all matters governed by the laws of the State of Montana upon the opinion of even date herewith addressed to you by Michael E. Zimmerman, Esq., General Counsel of the Company. That opinion is satisfactory to us in form and scope. In our judgment, you and we are justified in relying upon such opinion as to such matters.

               This opinion may be relied upon by you only in connection with the issuance and sale of the Notes. This opinion also may be relied upon by the Trustees and, with respect to the laws of the State of New York and Federal securities laws, by Michael E. Zimmerman, Esq., only in connection with the issuance and sale of the Notes, as if they were named addressees of this opinion. This opinion may not be relied upon by you, them or any other person for any other purpose whatsoever without, in each instance, our prior written consent.

                              Very truly yours,



                              Reid & Priest LLP

                                                                    ANNEX V

                     [Contents of Letter of Price Waterhouse LLP]

               The letter of Price Waterhouse LLP will state in effect that:

                    (1) They are independent accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder;

                    (2) In their opinion, the financial statements and financial statement schedules examined by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and of the published rules and regulations and instructions of the Commission thereunder;

                    (3) On the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of (A) a reading of (1) the unaudited interim consolidated financial information of the Company and its Subsidiaries as of March 31, June 30, and September 30, 1996, incorporated by reference in the Prospectus, and (2) the most recent unaudited consolidated financial statements of the Company and its Subsidiaries available five business days prior to the date of such letter, not included in the Prospectus, (B) a reading of the minutes of the meetings of the stockholders and boards of directors of the Company and its Subsidiaries for the period from January 1, 1996, to a specified date not more than five business days prior to the date of such letter, and (C) making inquiries of certain officials of the Company responsible for financial and accounting matters regarding the specific matters for which representations are requested below, nothing came to their attention which caused them to believe that (x) the unaudited interim consolidated financial information of the Company and its Subsidiaries as of March 31, June 30, 1996 and September 30, 1996, incorporated by reference in the Prospectus, was not prepared on a basis substantially consistent with that of the audited consolidated financial statements, incorporated by reference in the Prospectus and in conformity with generally accepted accounting principles, (y) the most recent unaudited consolidated financial statements of the Company and its Subsidiaries available five business days prior to the date of such letter, not included in the Prospectus, were not prepared on a basis substantially consistent, except that such unaudited consolidated financial statements do not include a consolidated statement of common shareholders' equity or notes to the consolidated financial statements, with that of the audited consolidated financial statements incorporated by reference in the Prospectus, and (z) during the period from the date of the most recent consolidated balance sheet of the Company and its Subsidiaries included or incorporated by reference in the Prospectus to a specified date not more than five business days prior to the date of such letter, there has been any change in the capital stock or long-term debt (other than the issuance of shares of Common Stock under the Company's dividend reinvestment and stock purchase plan, employees' plans, scheduled redemptions of preferred stock or repayments of long-term debt and purchases of debentures for sinking fund purposes) of the Company and its Subsidiaries on a consolidated basis, or any decrease in common shareholders' equity of the Company and its Subsidiaries on a consolidated basis, as compared with amounts shown on said balance sheet, or if unaudited consolidated financial statements for any period subsequent to September 30, 1996 shall be available five business days prior to the date of such letter, during the period from September 30, 1996 to the date of the most recent of such unaudited consolidated financial statements available five business days prior to the date of such letter, there has been any decrease, as compared with the corresponding period in the preceding year, in utility operating revenues, utility operating income, income from utility operations, Entech sales, income from Entech operations, consolidated net income or net income available for common stock, of the Company and its Subsidiaries on a consolidated basis, except in all instances for changes or decreases as set forth in such letter, identifying the same and specifying the amounts thereof, or which the Prospectus discloses have occurred or may occur; and

                    (4) They have performed certain other specified procedures with respect to certain amounts and percentages set forth or incorporated by reference in the Prospectus, as heretofore agreed upon with the Agents, and have found them to be in agreement with the records of the Company and the computations to be arithmetically correct.